UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Annual Report 9/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **AMT-Free New York Municipal Fund**

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
1-Year	4.46%	-0.50%	0.35%
5-Year	5.56	4.54	3.54
10-Year	6.03	5.52	4.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free New York Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of September 30, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 2.88%. With an annual total return at NAV of 4.46%, the Class A shares outperformed the Fund’s benchmark, the Bloomberg Barclays Municipal Index, which had a return of 0.35% for the 12 months ended September 30, 2018. For New York State and New York City residents in the top 2018 tax bracket, the taxable equivalent yields as of September 30, 2018 were 4.31% and 4.51%, respectively.

MARKET OVERVIEW

The first quarter-point increase to the Fed Funds target rate this reporting period was announced after the December 2017 meeting of the Federal Open Market Committee (FOMC). The rate was subsequently raised by a quarter-point three times in 2018 – in March, June and September – and was set to the range of 2.00% to 2.25% just before the end of this reporting period. The FOMC was unanimous in its September decision and cited strength in the labor market, economy, household spending, and business investment. The latest forecasts by the Fed’s governors indicate an expectation of five additional rate increases by December 31, 2020, including at least one more rate increase by year-end.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had eight increases of 0.25 percentage points to date. The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that balance-sheet reductions would reach $50 billion a month by year-end.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.88%
Dividend Yield with sales charge	2.75
Standardized Yield	2.31
Taxable Equivalent Yield	4.31
Last distribution (9/25/18)	$0.027
Total distributions (10/1/17 to 9/30/18)	$0.332

Endnotes for this discussion begin on page 14 of this report.

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In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.64%, 81 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, with yields at the short end of the curve rising more than yields on securities with maturities of 10 years or longer. The Treasury curve flattened considerably this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The rise in the Treasury curve was much greater at the short end of the curve. The muni yield curve, though steeper than the Treasury curve, also flattened during this reporting period. As a result of the changes in the two yield curves, 30-year AAA-rated munis continued to be considered cheap to 30-year Treasuries as of September 30, 2018.

For the most part, Treasury yields were nominally higher than the yields on AAA-rated munis with comparable maturities as of September 30, 2018. Nonetheless, the after-tax income generated by a AAA-rated muni with a maturity of 10 years would match or exceed the after-tax income generated by a 10-year Treasury security for any taxpayer with a federal tax rate of 15% or more. The yield on the 30-year Treasury was slightly lower than the yield on a 30-year AAA-rated muni at the end of this reporting period, meaning that every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In March 2018, the $168 billion budget for New York State’s fiscal year 2019 passed, marking the eighth consecutive year of increased spending. With a current spending gap of $4.4 billion, the new budget proposes $750 million in new taxes and fees raised through opioid drug taxes, a corporation windfall tax credit, and an “internet fairness tax” which would require online

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marketplaces to collect sales tax from all third-party sales to New Yorkers, even if the seller is not located in New York; the U.S. Supreme Court’s decision in South Dakota vs. Wayfair, announced in June 2018, will require certain online retailers to do the same nationwide. Other provisions include a 3% increase in school aid, $1.9 billion for energy and environment spending, $70 billion for Medicaid, and $7.4 billion for higher education.

Also in March 2018, New York State sold $215.2 million of tax-exempt and taxable general obligation (G.O.) bonds. Proceeds will be used for transportation, education, and environmental purposes. Approximately $69 million will be used to refund a portion of outstanding G.O. bonds. At the end of this reporting period, the state’s G.O. bonds were rated Aa1 by Moody’s Investors Service, and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Sales tax revenue for New York’s 62 counties grew nearly 4% during the last calendar year, according to Comptroller Thomas DiNapoli. Sales tax collections are a key indicator of the health of the local economy and the largest source of revenue for programs and services.

The Resorts Worldwide Catskills casino in the town of Monticello opened in February 2018, and in March 2018, the Oneida Nation opened a smoke-free casino in Bridgeport. Although casinos have already been built during the past year in the Finger Lakes, Schenectady, and the Southern Tier, revenues are behind projections at all properties. State officials are nonetheless calling for patience while highlighting that job creation and construction spending have already helped boost local economies.

The Seneca Nation of Indians filed a lawsuit in April 2018 against New York State seeking to remit Thruway toll revenue from a nearly 3-mile stretch of road was built through tribal territory 60 years ago. The plaintiffs’ attorneys are arguing that the Seneca Nation should be compensated for the use of the land and that the state should stop collecting tolls. A federal court rejected a similar suit that was filed in 1999.

In June 2018, New York City Mayor Bill de Blasio and the City Council agreed on a $89.2 billion budget for fiscal year 2019. The new spending plan is slightly higher than the budget de Blasio proposed in April, and 4.7% higher than the $85.2 billion for fiscal 2018. Since the mayor took office in January 2015, spending is up approximately 20%. The 2019 plan calls for $1.125 billion in the general reserve fund and $4.35 billion in the retiree health benefits trust fund, up $125 million and $100 million, respectively. The budget also funds a “fair fares” discount for low-income subway riders for one year, provides Fair Student Funding for city schools, and includes $12 million to equip all police department patrol officers with body cameras, $13 million to handle heating needs for residents in low-income housing, and $26

6 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

million to build four new pre-K schools.

New York City saw a 33% year-over-year increase in personal income tax collections in 2017 and overall collections topped $4.4 billion, which officials believed was a record. The surge in tax collections was largely attributable to changes in the U.S. tax code at the end of 2017, which led many taxpayers to prepay various taxes in order to take advantage of expiring federal deductions.

At the end of the reporting period, Comptroller Scott Stringer proposed 65 changes to the city’s constitution. The Comptroller’s suggested reforms include a structured capital budget, more comprehensive information about the condition of capital assets, and reporting on the changes in the cost of capital projects.

Governor Andrew Cuomo signed a bill in June 2018 allowing the construction of the LaGuardia Airport AirTrain. The governor estimates a commuting time of less than 30 minutes from midtown Manhattan to the airport, with construction slated to start in 2020 and conclude in 2022. The 70-year-old airport is currently undergoing an $8 billion overhaul.

As of September 30, 2018, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

Several economic indicators improved during this reporting period. Puerto Rico’s civilian labor force increased on a seasonally adjusted basis, and the unemployment rate in August (the latest available data) fell to 8.8%. The July figure of 9.1% was the lowest unemployment rate recorded by Puerto Rico’s Department of Labor and Human Resources, according to the El Nuevo Día newspaper.

The central government reported a cash position of $3.45 billion as of September 28, 2018. This balance exceeds the highest cash position of fiscal 2018 (ended June 30) by more than $300 million.

Retail sales continued to rise, driven by significant year-over-year increases in sales by small and midsize businesses (SMBs), according to Puerto Rico’s Trade & Export Co. In April 2018, the overall year-over-year sales increase was 16.9%, according to figures released in July, with SMBs achieving year-over-year sales growth of 33%. Not surprisingly, the sectors showing the greatest sales growth included hardware stores and home improvement supplies, motor vehicles, and gas stations. According to Trading Economics’ website, year-over-year sales averaged 1.34% from 2006 to 2018.

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Hurricane Maria, as anticipated, had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, but the final tally was far better than the dire predictions had been. At $2.52 billion for the 12 months ended June 30, 2018, SUT collections were just 1.2% lower than in the previous fiscal year.

During fiscal year 2018, the federal government awarded Puerto Rico more than $35 billion in recovery aid, according to USAspending.gov. In early August, the governor requested an additional $139 billion in outside funding over the next 10 years, with the majority of this assistance aid to come from the federal government.

Bond prices on many securities issued in Puerto Rico have improved in recent months, driven in part by these fiscal developments as well as by a modicum of progress regarding debt restructuring. High-yield securities issued by Puerto Rico, for example, had a total return of 24.2% for the year ended September 30, 2018, according to the Bloomberg Barclays Municipal High Yield Puerto Rico Total Return Index.

During this reporting period, agreements related to debt issued by Puerto Rico’s electric utilities authority (PREPA) and its Sales Tax Financing Corporation (COFINA) have been announced, though investors should note that details have not been hammered out and many hurdles remain. PREPA bonds rallied on the announcement at the end of July 2018 that bondholders had reached an agreement on the economic terms of a restructuring of the debt with the Oversight Board, the government, and PREPA. COFINAs rallied on the news, announced August 8, 2018, of an agreement on the economic terms for restructuring the COFINA debt. Absolute recoveries on PREPA and COFINA holdings will ultimately be dictated by a variety of factors.

Many other developments have made headlines in recent months:

•	In July 2018, Jose Ortiz, formerly of PRASA, became the fifth executive director of PREPA since the hurricane hit; he replaced Rafael Diaz-Granados, who quit after one day over a pay dispute, leading four other board members to resign in protest.
•	The Oversight Board certified a budget for Puerto Rico on June 30, 2018, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget, but the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority.
•	In early August 2018, Judge Laura Taylor Swain ruled that the Oversight Board could include binding policy decisions in its fiscal plans, which led to the following response from the governor: “We are adamantly opposed and will not comply with the decision.”
•

Meanwhile, the Oversight Board released a 608-page investigative report into factors contributing to Puerto Rico’s fiscal crisis and its decisions related to the issuance of debt. The report offered wide-ranging

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recommendations and indicated that it was likely too late to punish any individual, government, or institution for Puerto Rico’s current debt situation.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 430 securities as of September 30, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 2.9 cents per share at the outset of this reporting period, was reduced to 2.7 cents per share beginning with the February 2018 payout. In all, the Fund distributed 33.2 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Six of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return this reporting period was primarily driven by its holdings in the sales tax revenue sector, the Fund’s eighth largest. Nearly all of the holdings in the sector are COFINA bonds, which are backed by the sales and use tax in Puerto Rico, and several of the COFINAs are insured.

Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included the higher education, tobacco, hospital/healthcare, G.O., and electric utilities sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. The higher education sector, the Fund’s largest sector and its fourth biggest contributor to total return this reporting period, and the hospital/healthcare sector, the Fund’s fourth largest sector and its tenth best contributor, include many investment-grade securities. As of September 30, 2018, the higher education sector included several bonds issued by Puerto Rico, and the hospital/

9 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

healthcare sector included one. High-yielding tobacco securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), were the second strongest contributor to performance this reporting period; the sector was the Fund’s second largest as of September 30, 2018. G.O. bonds, including some issued in the Northern Mariana Islands and the Commonwealth of Puerto Rico, provided the sixth best contribution to the Fund’s total return for the period; the G.O. sector was the Fund’s seventh largest at the end of the reporting period. The electric utilities sector, the Fund’s ninth largest as of September 30, 2018, was the eighth strongest performer this reporting period. PREPA bonds, one of which was insured, represented about one-fifth of this sector’s assets; the Fund’s investments in this sector also included insured holdings issued in Guam.

Rounding out the roster of the top 10 performers for the reporting period were the higher education, municipal leases, not-for-profit organizations, and Special Assessment sector. The latter consists of bonds backed by various taxes.

Market conditions, primarily pricing pressure on high-grade securities, caused the real estate sector, the highways/commuter facilities sector and a few small sectors (diversified financial services, tax increment financing and water utilities) to detract slightly from the Fund’s performance during the reporting period.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico contributed positively to the Fund’s total return this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings as of September 30, 2018 included securities from many different sectors.

Investors should note that some of this Fund’s investments in securities issued in Guam and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

10 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Michael Camarella, CFA Vice President and Senior Portfolio Manager

Michael Camarella has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Michael will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

11        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	13.7%
Tobacco Master Settlement Agreement	10.1
Real Estate	8.4
Hospital/Healthcare	7.7
Highways/Commuter Facilities	7.1
Special Tax	5.9
General Obligation	5.5
Sales Tax Revenue	4.4
Electric Utilities	4.4
Marine/Aviation Facilities	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	8.9%	0.2%	9.1%
AA	26.2	0.0	26.2
A	22.8	0.1	22.9
BBB	13.0	7.8	20.8
BB or lower	12.7	8.3	21.0
Total	83.6%	16.4%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/18

	Without Sales Charge	With Sales Charge
Class A	2.88%	2.75%
Class C	2.17	N/A
Class Y	3.08	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/18
Class A	2.31%
Class C	1.66
Class Y	2.65

TAXABLE EQUIVALENT YIELDS

As of 9/30/18
Class A	4.31%
Class C	3.09
Class Y	4.94

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 9/30/18
Class A	2.30%
Class C	1.66
Class Y	2.65

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	4.46%	5.56%	6.03%	6.45%
Class C (ONYCX)	8/29/95	3.57	4.74	5.21	4.16
Class Y (ONYYX)	1/31/11	4.61	5.80	N/A	6.44

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-0.50%	4.54%	5.52%	6.30%
Class C (ONYCX)	8/29/95	2.57	4.74	5.21	4.16
Class Y (ONYYX)	1/31/11	4.61	5.80	N/A	6.44

13 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.027 for the 28-day accrual period ended September 25, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 25, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based

14 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

on dividends of $0.0203 and $0.0289, respectively, for the 28-day accrual period ended September 25, 2018 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and New York State tax rate of 46.36% (48.8% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

15 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During 6 Months Ended September 30, 2018
Class A	$ 1,000.00	$ 1,041.50	$ 6.62
Class C	1,000.00	1,036.60	10.52
Class Y	1,000.00	1,042.70	5.39

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.60	6.55
Class C	1,000.00	1,014.79	10.41
Class Y	1,000.00	1,019.80	5.33

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.29%
Class C	2.05
Class Y	1.05

18 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2018

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—110.2%
New York—97.7%
$125,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	$124,674
125,000	Albany County, NY IDA (Wildwood Programs)[1]	5.000	07/01/2026	123,256
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	518,080
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	518,400
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,033,770
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2027	229,420
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2032	224,486
110,000	Albany, NY IDA (Sage Colleges)	5.250	04/01/2019	109,432
3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,351,301
8,755,000	Brookhaven, NY IDA (Dowling College)[2,3]	6.750	11/01/2032	5,253,000
215,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2036	241,439
8,850,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	9,449,145
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	289,154
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	142,039
160,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1]	5.000	06/01/2035	172,510
695,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	04/01/2022	719,075
1,200,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	10/01/2038	1,211,280
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.250	04/01/2035	3,591,358
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.250	07/01/2023	1,317,752
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.375	07/01/2028	1,664,058
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.750	07/01/2033	782,953
170,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2032	192,253
290,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2036	323,251
600,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2047	659,694
650,000	Build NYC Resource Corp. (New York Law School)[1]	5.000	07/01/2041	685,067
140,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2032	148,285

19 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$270,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750%	11/01/2030	$262,661
25,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2027	25,064
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2028	30,072
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2029	30,070
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2030	30,067
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2031	35,079
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2032	35,078
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2033	35,076
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2034	40,087
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2035	40,086
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2036	45,095
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2037	45,094
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2038	50,099
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2039	50,095
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2040	55,101
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2041	55,100
60,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2042	60,105
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2034	107,699
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2039	106,862
15,000	Deerfield, NY GO1	5.500	06/15/2021	15,065
15,000	Deerfield, NY GO1	5.500	06/15/2022	15,061
15,000	Deerfield, NY GO1	5.500	06/15/2023	15,057
15,000	Deerfield, NY GO1	5.500	06/15/2024	15,055
20,000	Deerfield, NY GO1	5.500	06/15/2025	20,067
20,000	Deerfield, NY GO1	5.600	06/15/2026	20,061
20,000	Deerfield, NY GO1	5.600	06/15/2027	20,058
20,000	Deerfield, NY GO1	5.600	06/15/2028	20,055
25,000	Deerfield, NY GO1	5.600	06/15/2029	25,066
25,000	Deerfield, NY GO1	5.600	06/15/2030	25,064
25,000	Deerfield, NY GO1	5.600	06/15/2031	25,064
25,000	Deerfield, NY GO1	5.600	06/15/2032	25,064
30,000	Deerfield, NY GO1	5.600	06/15/2033	30,073
30,000	Deerfield, NY GO1	5.600	06/15/2034	30,072
30,000	Deerfield, NY GO1	5.600	06/15/2035	30,070
35,000	Deerfield, NY GO1	5.600	06/15/2036	35,081
510,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	522,888
12,200,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2046	13,216,382
250,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.250	07/01/2025	262,197
450,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.750	07/01/2030	482,121
100,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.750	07/01/2040	106,743

20 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000%		07/01/2034	$182,602
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2036	181,293
235,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2037	265,127
500,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2042	561,275
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	285,855
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	242,649
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	144,885
950,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	952,403
75,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2031	75,025
74,000,000	Erie County, NY Tobacco Asset Securitization Corp.	8.223	[4]	06/01/2055	3,927,920
635,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000		12/01/2027	635,305
18,750,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	5.982	[4]	01/01/2045	5,023,687
965,000	Glen Cove, NY Local Assistance Corp. (Tiegerman School)[1]	5.500		07/01/2044	949,290
5,000,000	Guilderland, NY IDA (Promenade Albany Senior Living)[1]	5.875		01/01/2052	4,860,800
100,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	111,533
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	325,503
80,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2030	88,843
75,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2031	82,815
135,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2032	148,642
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2034	322,098
135,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2035	147,689
110,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2036	119,996
80,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2038	86,526
250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2039	265,742
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2044	212,170
25,765,000	Hudson Yards, NY Infrastructure Corp.[5]	5.000		02/15/2042	28,784,641
5,000,000	Hudson Yards, NY Infrastructure Corp.[5]	5.000		02/15/2045	5,578,300

21 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,250,000	Huntington, NY Local Devel. Corp.[1]	6.500%		12/01/2046	$2,289,780
1,185,000	L.I., NY Power Authority, Series A1	5.000		09/01/2039	1,301,746
2,970,000	L.I., NY Power Authority, Series A1	5.000		09/01/2044	3,255,892
2,500,000	L.I., NY Power Authority, Series B1	5.000		09/01/2035	2,806,775
1,250,000	L.I., NY Power Authority, Series B1	5.000		09/01/2036	1,398,762
1,680,000	L.I., NY Power Authority, Series B1	5.000		09/01/2041	1,860,180
1,450,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000		12/01/2032	1,560,316
3,200,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000		12/01/2046	3,464,864
350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2028	384,685
500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2029	548,270
150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2038	161,892
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	162,754
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	81,919
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	593,725
1,400,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000		12/01/2036	1,547,938
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2029	110,233
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2044	306,931
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500		06/01/2034	202,772
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	161,922
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	272,270
3,420,000	Nassau County, NY GO1	5.000		01/01/2034	3,822,260
3,415,000	Nassau County, NY GO1	5.000		04/01/2040	3,771,560
1,305,000	Nassau County, NY IDA (ALIA-AP)[1]	7.000		09/01/2028	1,305,444
1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[2]	2.000		01/01/2049	207,495
135,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500		01/01/2032	142,633
3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	3,433,679
290,000	Nassau County, NY Local Economic Assistance Corp. (Hispanic Counseling Center)[1]	5.200		12/01/2037	287,555
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000		07/01/2031	2,144,360
60,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.761	[4]	06/01/2060	1,659,000

22 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000%		07/01/2032	$379,102
565,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2033	609,872
450,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2034	484,344
200,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2040	213,174
225,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2045	239,134
3,095,000	New Rochelle, NY Corp. Local Devel. (70 Nardozzi/City Dept. of Public Works)[1]	5.125		08/01/2050	3,136,535
100,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	107,232
150,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	159,533
1,570,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,570,644
2,375,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	2,383,217
15,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	15,214
330,000	NY Counties Tobacco Trust III (TASC)[1]	6.000		06/01/2043	330,492
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	843,633
84,200,000	NY Counties Tobacco Trust V	6.845	[4]	06/01/2055	5,782,856
155,400,000	NY Counties Tobacco Trust V	7.845	[4]	06/01/2060	5,020,974
16,325,000	NY Counties Tobacco Trust VI1	5.625		06/01/2035	17,776,129
2,085,000	NY Counties Tobacco Trust VI1	5.750		06/01/2043	2,273,275
2,810,000	NY Counties Tobacco Trust VI1	6.000		06/01/2043	3,082,626
1,125,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000		06/01/2051	1,168,447
15,475,000	NY MTA[5]	5.250		11/15/2056	17,195,370
5,000,000	NY MTA (Green Bond)[1]	5.000		11/15/2051	5,448,800
10,000,000	NY MTA (Green Bond)[5]	5.250		11/15/2057	11,389,325
5,000,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2046	5,134,200
8,325,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2051	8,811,929
17,000,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	18,152,260
2,000,000	NY MTA, Series B1	5.000		11/15/2035	2,237,340
10,000,000	NY MTA, Series B1	5.000		11/15/2037	11,134,000
900,000	NY MTA, Series B1	5.250		11/15/2039	1,004,958
350,000	NY MTA, Series D1	5.000		11/15/2032	379,750
215,000	NY MTA, Series H1	5.000		11/15/2033	240,108
185,000	NY MTA, Series H1	5.000		11/15/2033	200,501
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2029	333,213
400,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2030	442,040
875,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2032	1,009,173
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2033	1,034,316
575,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2034	658,467
2,550,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2036	2,899,452
2,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	2,830,525
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	1,018,989
1,900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2038	2,146,620
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2038	338,940
2,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2041	2,234,480
1,260,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2046	1,403,224
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2047	1,121,810
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	5,466,200

23 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000%	06/01/2035	$3,270,420
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2036	3,261,180
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2041	3,210,870
15,000,000	NY Utility Debt Securitization Authority[1]	5.000	12/15/2040	17,098,350
700,000	NYC GO1	5.000	08/01/2035	748,902
7,360,000	NYC GO1	5.000	12/01/2037	8,276,762
10,000,000	NYC GO1	5.000	04/01/2039	11,341,500
11,000,000	NYC GO5	5.125	03/01/2026	11,134,888
14,435,000	NYC GO5	5.375	04/01/2036	14,675,089
565,000	NYC GO5	5.375	04/01/2036	573,798
15,000	NYC GO1	5.500	11/15/2037	15,045
45,000	NYC GO1	6.000	05/15/2022	45,150
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	456,700
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	414,776
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,609,700
5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	5,009
5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,175,350
130,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	130,335
300,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	291,765
1,510,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	1,511,374
60,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	60,013
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,028,792
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	211,810
2,000,000	NYC IDA (Queens Baseball Stadium)[1]	6.500	01/01/2046	2,021,520
20,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)[1]	4.500	07/01/2021	19,983
4,180,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	4,197,598
4,600,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[1]	5.000	07/01/2034	4,963,814
1,200,000	NYC IDA (Yankee Stadium)[1,6]	3.790	03/01/2022	1,207,416
120,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2036	120,194
7,715,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	7,870,689
2,700,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	2,577,825
6,065,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	6,832,890
5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,353,850
2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	2,238,640
1,395,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	1,550,319
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	11,071,200
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	1,672,170
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	1,665,390
835,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	924,512
5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	5,935,270
300,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	302,931
9,340,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	05/01/2040	10,577,457
920,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2030	1,061,275
1,735,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2032	1,990,097
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2037	5,563,000

24 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,387,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000%	02/01/2040	$2,644,295
7,750,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2040	8,610,560
9,245,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2041	10,169,130
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000	08/01/2033	1,102,040
2,450,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	2,478,322
5,985,000	NYS DA (ALIA-PSCH)[1]	5.350	12/01/2035	6,059,813
2,455,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	2,469,337
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	162,713
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	162,323
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	75,517
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	75,336
300,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	305,751
1,250,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	1,273,962
125,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	130,586
50,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	53,371
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	7,244,958
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,268,380
100,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	111,995
1,000,000	NYS DA (Fordham University)[1]	5.000	07/01/2036	1,117,500
765,000	NYS DA (Fordham University)[1]	5.000	07/01/2041	840,605
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	782,092
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	782,017
475,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	511,451
250,000	NYS DA (Iona College)[1]	5.000	07/01/2032	265,577
3,030,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.500	12/01/2047	2,969,400
3,200,000	NYS DA (L.I. University)[1]	5.000	09/01/2025	3,444,416
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2029	142,507
400,000	NYS DA (New School)[1]	5.000	07/01/2040	437,268
1,350,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2030	1,534,950
1,300,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2031	1,471,262
1,400,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2032	1,580,768
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2033	1,970,238
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2040	1,943,078
1,000,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.000	05/01/2039	1,069,850
645,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2028	725,651
5,000,000	NYS DA (NYU)[1]	5.000	07/01/2035	5,675,400
1,500,000	NYS DA (NYU)[1]	5.000	07/01/2037	1,629,930
1,110,000	NYS DA (NYU)[1]	5.000	07/01/2045	1,234,609
4,000,000	NYS DA (NYU)[1]	5.000	07/01/2048	4,527,000
600,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2029	667,206
400,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2030	443,228
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2032	330,540

25 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$300,000	NYS DA (Orange Regional Medical Center)[1]	5.000%	12/01/2033	$329,370
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2035	327,042
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2036	217,258
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2037	216,338
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	325,396
500,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2046	548,350
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	312,891
415,000	NYS DA (School District Bond Financing Program), Series A1	5.000	08/01/2034	462,725
480,000	NYS DA (School District Bond Financing Program), Series A1	5.000	08/01/2035	533,098
200,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	220,182
50,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	55,046
1,015,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	1,099,895
5,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	5,524
935,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	1,034,680
100,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	110,841
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	510,510
16,500,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	17,223,195
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,078,600
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2041	5,566,350
20,000,000	NYS DA (State Personal Income Tax Authority)[5]	5.750	03/15/2036	20,346,106
1,000,000	NYS DA (State University Educational Facilities)[1]	5.000	05/15/2030	1,089,960
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	569,156
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,063,200
1,855,000	NYS DA (The New School)[1]	5.000	07/01/2035	2,072,462
510,000	NYS DA (The New School)[1]	5.000	07/01/2036	567,844
765,000	NYS DA (The New School)[1]	5.000	07/01/2037	848,286
595,000	NYS DA (The New School)[1]	5.000	07/01/2041	656,184
6,650,000	NYS DA (The New School)[1]	5.000	07/01/2046	7,318,857
4,800,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[1]	5.375	09/01/2050	4,801,584
1,425,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[1]	5.375	10/01/2042	1,416,422
1,110,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,149,649
4,330,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2038	4,354,032
3,750,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2033	4,289,962
20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	20,024
14,875,000	NYS Liberty Devel. Corp. (3 World Trade Center)[1]	5.000	11/15/2044	15,478,032
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	2,152,840
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	5,498,800
20,000,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[5]	5.625	01/15/2046	20,891,900
4,910,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[1]	5.625	01/15/2046	5,128,937
15,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	18,255,000
5,025,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	6,282,858

26 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[1]	5.125%	01/15/2044	$5,171,350
3,300,000	NYS Power Authority[1]	5.000	11/15/2047	3,307,557
270,000	NYS Thruway Authority[1]	5.000	01/01/2031	313,076
195,000	NYS Thruway Authority[1]	5.000	01/01/2032	224,919
1,350,000	NYS Thruway Authority[1]	5.000	01/01/2032	1,457,649
190,000	NYS Thruway Authority[1]	5.000	01/01/2033	218,164
340,000	NYS Thruway Authority[1]	5.000	01/01/2034	388,929
385,000	NYS Thruway Authority[1]	5.000	01/01/2035	438,754
10,175,000	NYS Thruway Authority[1]	5.000	01/01/2037	10,917,165
3,000,000	NYS Thruway Authority[1]	5.250	01/01/2056	3,331,290
55,000	Onondaga County, NY IDA (Salina Free Library)[1]	5.500	12/01/2022	55,073
280,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2033	311,990
200,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2034	222,064
250,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2037	272,165
150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2040	162,386
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,418,593
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,685,915
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,879,414
1,060,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2030	1,155,866
2,345,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2040	2,470,809
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250	12/01/2041	579,132
2,300,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	2,408,261
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,343,800
9,475,000	Port Authority NY/NJ, 198th Series[1]	5.000	11/15/2041	10,649,616
5,000,000	Port Authority NY/NJ, 198th Series[1]	5.250	11/15/2056	5,658,900
3,000,000	Port Authority NY/NJ, 200th Series[1]	5.000	10/15/2042	3,371,940
6,000,000	Port Authority NY/NJ, 200th Series[1]	5.000	10/15/2047	6,724,920
11,300,000	Port Authority NY/NJ, 205th Series[5]	5.250	11/15/2057	12,879,401
2,140,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	2,194,463
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750	08/15/2043	3,230,199
1,000,000	Schenectady, NY Metroplex Devel. Authority[1]	5.500	08/01/2033	1,126,940
45,000	Sodus Village, NY GO1	5.000	05/15/2032	45,157
45,000	Sodus Village, NY GO1	5.000	05/15/2033	45,156
45,000	Sodus Village, NY GO1	5.000	05/15/2034	45,154
45,000	Sodus Village, NY GO1	5.000	05/15/2035	45,153
45,000	Sodus Village, NY GO1	5.000	05/15/2036	45,152

27 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$45,000	Sodus Village, NY GO1	5.000%		05/15/2037	$45,151
240,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000		09/01/2041	255,701
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	109,656
225,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2030	245,720
230,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2031	250,698
815,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2032	886,639
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000		12/01/2040	1,062,350
445,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375		12/01/2040	465,577
85,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500		11/01/2037	85,130
3,061,785	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	2,954,623
110,000	Suffolk County, NY IDA (Dowling College)[2,3]	6.700		12/01/2020	5,500
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2032	800,040
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.250		06/01/2037	752,976
1,075,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	1,065,185
1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,390,653
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[4]	06/01/2048	1,464,435
8,220,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	7,524,670
760,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	695,712
2,790,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	2,553,994
1,175,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	1,075,607
1,160,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	1,061,876
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000		07/01/2038	2,801,153
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	6,370,291
13,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	13,519,610
30,000	Voorheesville, NY GO1	5.000		02/15/2023	30,248
35,000	Voorheesville, NY GO1	5.000		02/15/2024	35,275
35,000	Voorheesville, NY GO1	5.000		02/15/2025	35,260
35,000	Voorheesville, NY GO1	5.000		02/15/2026	35,238
40,000	Voorheesville, NY GO1	5.000		02/15/2027	40,266
40,000	Voorheesville, NY GO1	5.000		02/15/2028	40,252
40,000	Voorheesville, NY GO1	5.000		02/15/2029	40,242
45,000	Voorheesville, NY GO1	5.000		02/15/2030	45,266
45,000	Voorheesville, NY GO1	5.000		02/15/2031	45,254
50,000	Voorheesville, NY GO1	5.000		02/15/2032	50,281
50,000	Voorheesville, NY GO1	5.000		02/15/2033	50,277
55,000	Voorheesville, NY GO1	5.000		02/15/2034	55,296
55,000	Voorheesville, NY GO1	5.000		02/15/2035	55,292

28 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$60,000	Voorheesville, NY GO1	5.000%		02/15/2036	$60,319
60,000	Voorheesville, NY GO1	5.000		02/15/2037	60,317
7,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	7,829,332
2,500,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2044	2,633,625
325,000	Westchester County, NY Healthcare Corp., Series B1	6.125		11/01/2037	347,094
80,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	86,674
10,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	10,680
500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[1]	5.000		06/01/2030	496,910
1,000,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2029	1,099,910
1,500,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2032	1,630,185
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	4,576,410
					862,641,993

U.S. Possessions—12.5%
210,000	Guam Power Authority, Series A1	5.000		10/01/2023	230,693
260,000	Guam Power Authority, Series A1	5.000		10/01/2024	285,202
470,000	Guam Power Authority, Series A1	5.000		10/01/2030	513,310
930,000	Northern Mariana Islands Commonwealth, Series A7	5.000		10/01/2022	904,425
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	6,068,050
8,330,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[8]	07/01/2024	8,069,687
585,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	591,792
3,455,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,501,366
9,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	9,824,839
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.591	[4]	05/15/2050	814,527
75,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2024	78,229
3,120,000	Puerto Rico Commonwealth GO2	5.125		07/01/2028	1,848,600
2,500,000	Puerto Rico Commonwealth GO2	5.375		07/01/2033	1,481,250
485,000	Puerto Rico Commonwealth GO2	5.500		07/01/2018	286,150
5,000,000	Puerto Rico Commonwealth GO2	5.500		07/01/2032	2,962,500
1,500,000	Puerto Rico Commonwealth GO2	5.625		07/01/2033	870,000
8,000,000	Puerto Rico Commonwealth GO2	5.750		07/01/2036	4,640,000
2,000,000	Puerto Rico Electric Power Authority, Series A2	5.000		07/01/2029	1,315,000
1,000,000	Puerto Rico Electric Power Authority, Series RR, SGI	5.000		07/01/2027	963,010
3,100,000	Puerto Rico Electric Power Authority, Series TT2	5.000		07/01/2025	2,038,250
3,750,000	Puerto Rico Electric Power Authority, Series TT2	5.000		07/01/2026	2,465,625
1,825,000	Puerto Rico Electric Power Authority, Series XX2	5.250		07/01/2027	1,199,938
355,000	Puerto Rico Highway & Transportation Authority[2]	5.000		07/01/2028	50,587
1,000,000	Puerto Rico Highway & Transportation Authority[2]	5.300		07/01/2035	607,500

29 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,150,000	Puerto Rico Highway & Transportation Authority[2]	5.500%		07/01/2030	$1,306,125
5,000	Puerto Rico Highway & Transportation Authority, Series A2	5.000		07/01/2038	1,225
7,405,000	Puerto Rico Highway & Transportation Authority, Series K2	5.000		07/01/2030	1,814,225
4,000,000	Puerto Rico Infrastructure[9]	5.000		07/01/2041	850,000
725,000	Puerto Rico Infrastructure, FGIC[10]	5.500		07/01/2024	580,906
4,600,000	Puerto Rico Infrastructure, FGIC[10]	7.458	[4]	07/01/2030	1,790,136
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)[2]	6.500		10/01/2037	506,250
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	981,750
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	119,600
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	171,000
525,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	450,713
100,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	101,810
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	131,438
810,000	Puerto Rico Public Buildings Authority[2]	5.250		07/01/2029	488,025
4,795,000	Puerto Rico Public Buildings Authority[9]	5.625		07/01/2039	2,888,988
235,000	Puerto Rico Public Buildings Authority[9]	6.000		07/01/2041	138,356
3,500,000	Puerto Rico Public Buildings Authority[2]	6.750		07/01/2036	2,113,125
4,055,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	248,369
410,000	Puerto Rico Sales Tax Financing Corp., Series A2	5.000		08/01/2043	201,925
4,280,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.807	[4]	08/01/2042	1,264,654
8,305,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.219	[4]	08/01/2041	2,582,772
34,720,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.261	[4]	08/01/2043	9,747,987
2,095,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.718	[4]	08/01/2045	531,062
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.000		08/01/2040	6,740,000
8,600,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.000		08/01/2046	7,245,500
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.250		08/01/2041	1,477,500
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.500		08/01/2040	2,462,500
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C2	6.500		08/01/2035	3,669,125
770,000	Puerto Rico Sales Tax Financing Corp., Series C2	6.750	[8]	08/01/2032	379,225
1,000,000	University of Puerto Rico	5.000		06/01/2025	922,230
5,925,000	University of Puerto Rico, Series Q	5.000		06/01/2030	5,391,750

30 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,700,000	University of Puerto Rico, Series Q	5.000%	06/01/2036	$1,547,000
				110,455,801
Total Municipal Bonds and Notes (Cost $994,844,575)				973,097,794

Corporate Bond and Note—0.2%
2,137,836	Dowling College, NY, Series 2015 Taxable Revenue Bond[2,3,11] (Cost $2,137,836)	7.500	06/15/2018	1,652,723

Shares
Common Stock—1.0%
3,100	CMS Liquidating Trust[3,11,12] (Cost $9,920,000)			8,990,000

Total Investments, at Value (Cost $1,006,902,411)—111.4%				983,740,517
Net Other Assets (Liabilities)—(11.4)				(100,583,431)
Net Assets—100.0%				$883,157,086

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

10. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

11. Received as a result of a corporate action.

12. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

AFMAC	Association for Metro Area Autistic Children
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
DA	Dormitory Authority
EFC	Environmental Facilities Corp.

31 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FIT	Fashion Institute of Technology
FrankHosp	Franklin Hospital
GCH	Glen Cove Hospital
GO	General Obligation
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
RS	Rivendell School
SGI	Syncora Guarantee, Inc.
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
VBHosp	Vassar Brothers Hospital
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2018

Assets
Investments, at value (cost $1,006,902,411)—see accompanying statement of investments	$983,740,517

Cash	533,991

Receivables and other assets:
Interest	11,462,887
Investments sold (including $584,010 sold on a when-issued or delayed delivery basis)	8,347,662
Shares of beneficial interest sold	91,667
Other	392,776

Total assets	1,004,569,500

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	95,860,000
Payable for borrowings (See Note 9)	24,600,000
Dividends	370,923
Distribution and service plan fees	170,389
Trustees’ compensation	151,787
Shares of beneficial interest redeemed	121,121
Interest expense on borrowings	37,927
Shareholder communications	8,028
Other	92,239

Total liabilities	121,412,414

Net Assets	$883,157,086

Composition of Net Assets
Par value of shares of beneficial interest	$78,442

Additional paid-in capital	1,017,100,178

Accumulated net investment income	2,547,194

Accumulated net realized loss on investments	(113,406,834)

Net unrealized depreciation on investments	(23,161,894)

Net Assets	$883,157,086

33 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $739,216,593 and 65,666,528 shares of beneficial interest outstanding)	$11.26
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.82

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,895,682 and 7,537,333 shares of beneficial interest outstanding)	$11.26

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $59,044,811 and 5,238,355 shares of beneficial interest outstanding)	$11.27

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended September 30, 2018

Investment Income
Interest	$44,980,366

Expenses
Management fees	4,576,439

Distribution and service plan fees:
Class A	1,824,071
Class B1	2,327
Class C	909,772

Transfer and shareholder servicing agent fees:
Class A	773,003
Class B1	233
Class C	91,021
Class Y	61,289

Shareholder communications:
Class A	23,463
Class B1	42
Class C	5,258
Class Y	3,578

Interest expense and fees on short-term floating rate notes issued (See Note 4)	1,972,664

Borrowing fees	1,096,038

Legal, auditing and other professional fees	740,562

Interest expense on borrowings	288,003

Trustees’ compensation	12,430

Custodian fees and expenses	7,674

Other	19,881

Total expenses	12,407,748

Net Investment Income	32,572,618

Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(54,078,399)

Net change in unrealized appreciation/depreciation on investment transactions	56,765,254

Net Increase in Net Assets Resulting from Operations	$35,259,473

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017

Operations
Net investment income	$32,572,618	$38,184,935

Net realized loss	(54,078,399)	(26,484,278)

Net change in unrealized appreciation/depreciation	56,765,254	(12,986,283)

Net increase (decrease) in net assets resulting from operations	35,259,473	(1,285,626)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(23,460,020)	(34,341,693)
Class B1	(5,530)	(23,172)
Class C	(2,065,389)	(3,412,040)
Class Y	(1,999,995)	(2,646,742)

	(27,530,934)	(40,423,647)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(139,393,293)	(88,563,542)
Class B1	(558,263)	(622,785)
Class C	(19,845,307)	(17,484,842)
Class Y	(10,738,295)	12,142,830

	(170,535,158)	(94,528,339)

Net Assets
Total decrease	(162,806,619)	(136,237,612)

Beginning of period	1,045,963,705	1,182,201,317

End of period (including accumulated net investment income (loss) of $2,547,194 and $(3,217,060), respectively)	$883,157,086	$1,045,963,705

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended September 30, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$35,259,473

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(157,321,584)
Proceeds from disposition of investment securities	343,082,108
Short-term investment securities, net	(458,042)
Premium amortization	7,125,637
Discount accretion	(6,185,438)
Net realized loss on investment transactions	54,078,399
Net change in unrealized appreciation/depreciation on investment transactions	(56,765,254)
Change in assets:
Increase in other assets	(4,370)
Decrease in interest receivable	1,782,757
Increase in receivable for securities sold	(4,475,282)
Change in liabilities:
Decrease in other liabilities	(75,581)

Net cash provided by operating activities	216,042,823

Cash Flows from Financing Activities
Proceeds from borrowings	218,200,000
Payments on borrowings	(229,800,000)
Payments/proceeds on short-term floating rate notes issued	(4,630,000)
Proceeds from shares sold	83,679,398
Payments on shares redeemed	(279,916,327)
Cash distributions paid	(3,667,767)

Net cash used in financing activities	(216,134,696)

Net decrease in cash	(91,873)

Cash, beginning balance	625,864

Cash, ending balance	$533,991

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $23,876,415.

Cash paid for interest on borrowings—$290,719.

Cash paid for interest on short-term floating rate notes issued—$1,972,664.

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$11.11	$11.52	$11.08	$11.24	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.39	0.39	0.47	0.59	0.63
Net realized and unrealized gain (loss)	0.09	(0.38)	0.53	(0.14)	0.45

Total from investment operations	0.48	0.01	1.00	0.45	1.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.42)	(0.56)	(0.61)	(0.64)

Net asset value, end of period	$11.26	$11.11	$11.52	$11.08	$11.24

Total Return, at Net Asset Value[2]	4.46%	0.08%	9.24%	4.07%	10.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$739,216	$872,008	$995,737	$930,256	$995,042

Average net assets (in thousands)	$772,493	$924,142	$955,376	$975,212	$997,908

Ratios to average net assets:[3]
Net investment income	3.58%	3.52%	4.20%	5.26%	5.78%
Expenses excluding specific expenses listed below	0.92%	0.82%	1.00%	0.83%	0.80%
Interest and fees from borrowings	0.15%	0.13%	0.06%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.21%	0.06%	0.07%	0.07%	0.11%

Total expenses	1.28%	1.01%	1.13%	0.95%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.01%	1.13%	0.95%	0.98%[5]

Portfolio turnover rate	15%	47%	34%	7%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$11.12	$11.53	$11.09	$11.25	$10.81

Income (loss) from investment operations:
Net investment income[1]	0.31	0.31	0.39	0.50	0.55
Net realized and unrealized gain (loss)	0.08	(0.39)	0.53	(0.14)	0.44

Total from investment operations	0.39	(0.08)	0.92	0.36	0.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.33)	(0.48)	(0.52)	(0.55)

Net asset value, end of period	$11.26	$11.12	$11.53	$11.09	$11.25

Total Return, at Net Asset Value[2]	3.57%	(0.68)%	8.41%	3.28%	9.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,896	$104,010	$125,732	$116,022	$123,105

Average net assets (in thousands)	$90,961	$115,022	$120,211	$123,420	$122,766

Ratios to average net assets:[3]
Net investment income	2.81%	2.78%	3.44%	4.50%	5.01%
Expenses excluding specific expenses listed below	1.69%	1.59%	1.76%	1.59%	1.57%
Interest and fees from borrowings	0.15%	0.13%	0.06%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.21%	0.06%	0.07%	0.07%	0.11%

Total expenses	2.05%	1.78%	1.89%	1.71%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	1.78%	1.89%	1.71%	1.75%5

Portfolio turnover rate	15%	47%	34%	7%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$11.13	$11.54	$11.09	$11.25	$10.81

Income (loss) from investment operations:
Net investment income[1]	0.42	0.41	0.49	0.62	0.65
Net realized and unrealized gain (loss)	0.08	(0.38)	0.55	(0.15)	0.45

Total from investment operations	0.50	0.03	1.04	0.47	1.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.44)	(0.59)	(0.63)	(0.66)

Net asset value, end of period	$11.27	$11.13	$11.54	$11.09	$11.25

Total Return, at Net Asset Value[2]	4.61%	0.32%	9.58%	4.22%	10.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,045	$69,378	$59,503	$45,449	$50,021

Average net assets (in thousands)	$61,247	$68,096	$51,694	$49,242	$41,597

Ratios to average net assets:[3]
Net investment income	3.82%	3.69%	4.40%	5.50%	5.98%
Expenses excluding specific expenses listed below	0.69%	0.59%	0.76%	0.59%	0.56%
Interest and fees from borrowings	0.15%	0.13%	0.06%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.21%	0.06%	0.07%	0.07%	0.11%

Total expenses	1.05%	0.78%	0.89%	0.71%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.78%	0.89%	0.71%	0.74%

Portfolio turnover rate	15%	47%	34%	7%	10%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2018

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

41 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

42 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$9,161,461	$—	$113,242,821	$23,979,381

1. At period end, the Fund had $113,242,821 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $43,255,092 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$43,255,092	$722,570	$42,532,522

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Distributions paid from:
Exempt-interest dividends	$26,405,613	$39,697,289
Ordinary income	1,125,321	726,358

Total	$27,530,934	$40,423,647

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

43 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$911,878,968[1]

Gross unrealized appreciation	$25,525,526
Gross unrealized depreciation	(49,504,907)

Net unrealized depreciation	$(23,979,381)

1. The Federal tax cost of securities does not include cost of $95,840,930, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the

44 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably

45 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$857,383,493	$5,258,500	$862,641,993
U.S. Possessions	—	110,455,801	—	110,455,801
Corporate Bond and Note	—	—	1,652,723	1,652,723
Common Stock	—	—	8,990,000	8,990,000

Total Assets	$—	$967,839,294	$15,901,223	$983,740,517

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

46 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

	Value as of September 30, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discounta

Assets Table
Investments, at Value:
Municipal Bonds and

Notes
New York	$6,161,580	$—	$(903,080)	$—
Non-Convertible Corporate Bond and Note	5,039,750	(8,537)	(219,863)	8,537
Common Stock	8,447,500	—	542,500	—

Total Assets	$19,648,830	$(8,537)	$(580,443)	$8,537

a. Included in net investment income.

					Value as of
			Transfers into Transfers out of		September 30,
	Purchases	Sales	Level 3	Level 3	2018

Assets Table
Investments, at Value:
Municipal Bonds and

Notes
New York	$—	$—	$—	$—	$5,258,500
Non-Convertible Corporate
Bond and Note	—	(3,167,164)	—	—	1,652,723
Common Stock	—	—	—	—	8,990,000

Total Assets	$—	$(3,167,164)	$—	$—	$15,901,223

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investment, at Value
Municipal Bonds and Notes
New York	$(903,080)
Corporate Bond and Note	(219,863)
Common Stock	542,500

Total	$(580,443)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

47 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Value as of September 30, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$5,258,500	Pricing service	N/A	N/A	N/A (a)
		Estimated	Estimated Sales
		Recovery	Proceeds Less		85.9% of par (b)
Corporate Bond and Note	1,652,723	Proceeds	Expenses	N/A
			Illiquidity
			Discount	N/A	10% of par (b)
		Adjusted
		Pricing service	Pricing Service
Common Stock	8,990,000	Valuation	Price	N/A	59 (c)
			Price Multiple	N/A	50 (c)

Total	$15,901,223

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate bonds and notes at the estimated amount of future recovery proceeds. This figure is based on the estimated sales proceeds of properties serving as collateral, less estimated trustee expenses. A discount is applied for illiquidity and uncertainty regarding timing and amount of future distributions. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the expected recovery proceeds will result in a significant increase (decrease) to the fair value of the investment. A significant decrease (increase) in the discount rate will result in a significant increase (decrease) to the fair value of the investment.

(c) Securities classified as Level 3 whose values were provided by a pricing service and for which such inputs are unobservable. The security is priced by the pricing service as a bond. The Manager applies an adjustment to the vendor price to reflect the security set up following a bankruptcy restructuring. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount

48 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

49 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short- term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including

50 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $26,725,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $154,026,275 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $95,860,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 6,750,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0551-1 Trust	7.908%	2/15/42	$8,332,200
2,500,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0551-2 Trust	7.908	2/15/45	3,078,275
3,070,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2018 XF-0677 Trust	13.890	2/15/42	4,507,466
3,870,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF2498 Trust	14.644	11/15/56	5,590,370
2,500,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF2499 Trust	14.799	11/15/57	3,889,325
2,750,000	NYC GO Tender Option Bond Series 2015-XF2014 Trust[3]	14.132	3/1/26	2,884,887
3,750,000	NYC GO Tender Option Bond Series 2015-XF2108 Trust	15.143	4/1/36	3,998,888

51 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,335,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2018 XF-0676 Trust	13.990%	5/1/40	$3,572,457
6,670,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0012 Trust	12.980	3/15/36	7,016,106
10,000,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2023 Trust[3]	9.147	1/15/46	10,891,900
2,825,000	Port Authority NY/NJ, 205th Series Tender Option Bond Series 2017-XF0584 Trust[3]	14.770	11/15/57	4,404,401

				$58,166,275

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $95,860,000 or 9.54% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

52 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$584,010

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

53 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Information concerning securities not accruing interest at period end is as follows:

Cost	$79,402,522
Market Value	$55,537,237
Market Value as % of Net Assets	6.29%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

54 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold[1]	4,400,572	$47,937,722	8,739,314	$97,449,291
Dividends and/or distributions reinvested	1,855,128	20,360,184	2,687,260	30,097,256
Redeemed	(19,049,863)	(207,691,199)	(19,386,253)	(216,110,089)

Net decrease	(12,794,163)	$(139,393,293)	(7,959,679)	$(88,563,542)

Class B
Sold	68	$731	126	$1,413
Dividends and/or distributions reinvested	457	4,961	1,727	19,348
Redeemed[1]	(51,639)	(563,955)	(57,301)	(643,546)

Net decrease	(51,114)	$(558,263)	(55,448)	$(622,785)

Class C
Sold	814,924	$8,878,559	1,365,280	$15,280,479
Dividends and/or distributions reinvested	168,780	1,852,048	254,252	2,849,314
Redeemed	(2,799,802)	(30,575,914)	(3,172,781)	(35,614,635)

Net decrease	(1,816,098)	$(19,845,307)	(1,553,249)	$(17,484,842)

Class Y
Sold	2,440,080	$26,660,908	3,706,983	$41,473,405
Dividends and/or distributions reinvested	150,998	1,659,222	175,353	1,968,326
Redeemed	(3,587,217)	(39,058,425)	(2,806,082)	(31,298,901)

Net increase (decrease)	(996,139)	$(10,738,295)	1,076,254	$12,142,830

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$157,321,584	$343,082,108

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

55 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.49% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

56 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	7,102
Accumulated Liability as of September 30, 2018	61,249

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

57 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor[1]	Distributor

September 30, 2018	$25,458	$19,622	$170	$5,829

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

58 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.2237% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.2237%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$15,766,575
Average Daily Interest Rate	1.807%
Fees Paid	$804,200
Interest Paid	$290,719

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic

59 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$301,831

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

60 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester AMT-Free New York Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”), including the statement of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

November 21, 2018

61 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 95.91% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

62 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

63 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New York long category. The Board noted that the Fund’s one-year, five-year and ten-year performance was below its category median although its three-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New York long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

64 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

65 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

66 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester AMT-Free New York Municipal Fund	9/25/18	98.8%	0.0%	1.2%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/
Fund, Length of Service, Year of	Directorships Held.
Birth

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 47 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948

Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program

(since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

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Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April

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Cynthia Lo Bessette, Continued	2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

75 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800. CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0360.001.0918 November 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,300 in fiscal 2018 and $51,400 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, incremental and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $835,362 in fiscal 2018 and $677,438 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	11/16/2018